EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vision-Sciences, Inc. (the “Company”) for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ron Hadani, Chief Executive Officer of the Company, and Katherine L. Wolf, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: : February 13, 2009	/s/ RON HADANI
Ron Hadani
Chief Executive Officer

Dated: : February 13, 2009	/s/ KATHERINE L. WOLF
Katherine L. Wolf
EVP, Corporate Development & Chief Financial Officer